UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 3, 2018

QTS Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36109	46-2809094
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 3, 2018, QTS Realty Trust, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, (i) eight directors were elected, (ii) the compensation paid to the Company’s named executive officers was approved in an advisory vote, and (iii) the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 19, 2018.  The final voting results for each proposal are set forth below.

Election of Directors

At the Annual Meeting, stockholders elected eight directors of the Company to serve until the 2019 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Chad L. Williams	46,498,329	4,605,756	2,210,043
John W. Barter	50,014,053	1,090,032	2,210,043
William O. Grabe	35,713,397	15,390,688	2,210,043
Catherine R. Kinney	49,521,959	1,582,126	2,210,043
Peter A. Marino	49,923,486	1,180,599	2,210,043
Scott D. Miller	49,923,279	1,180,806	2,210,043
Philip P. Trahanas	48,051,329	3,052,756	2,210,043
Stephen E. Westhead	49,554,720	1,549,365	2,210,043

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s stockholders voted on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,596,271	20,378,213	129,601	2,210,043

Ratification of Ernst & Young as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
53,068,449	184,395	61,284

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary, Vice President and General Counsel

May 4, 2018